UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2022

SOLENO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

203 Redwood Shores Pkwy, Suite 500

Redwood City, CA 94065

(Address of principal executive offices)

(650) 213-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchang e on which registered
Common Stock, $0.001 par value	SLNO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Soleno Therapeutics, Inc. (the “Company”) on June 3, 2022 (the “Original Report”). The Original Report was filed with the Securities and Exchange Commission to report the results of the matters submitted to a vote by the Company’s stockholders at the Company’s 2022 Annual Meeting of Stockholders held on June 1, 2022 (the “2022 Annual Meeting”). The sole purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to how frequently the Company will conduct future stockholder advisory votes regarding named executive compensation.

Item 5.07 Submission of Matters to a Vote of Security Holders

As previously reported in the Original Report, in a non-binding advisory vote on the frequency of holding non-binding stockholder advisory votes on the compensation of the Company’s named executive officers held at the 2022 Annual Meeting, 32,219,472 shares voted for one year, 323,897 shares voted for two years, 38,076,196 shares voted for three years, 586,003 shares abstained and there were 18,186,935 broker non-votes.

The Company’s Board of Directors (the “Board”) has considered the outcome of this non-binding advisory vote, including the majority of the votes of the Company’s stockholders that were cast at the 2022 Annual Meeting in favor of holding an annual non-binding advisory vote on executive compensation, and has accepted the stockholders’ non-binding advisory vote on the one-year frequency of say-on-pay votes. Accordingly, the Company will place a non-binding advisory vote on the Company’s executive compensation on the agenda for the 2023 annual stockholders meeting.

However, approximately 45.6% of the votes cast on the “say on pay frequency” proposal voted in favor of holding the “say on pay” vote every three years and the Board expects to again place the frequency of such non-binding say-on-pay votes on the agenda for the 2023 Annual Meeting of Stockholders and recommend three year frequency. The Board considered the advantage of a longer term perspective that a triennial vote would bring, in light of the significant equity component of the Company’s compensation program with vesting over three or more years, the value of which is directly linked to share performance. In addition, a vote every three years provides a longer term compensation history and business performance track record against which to measure management’s strategic long-term business decisions and more frequent votes may focus undue attention on the particular year being reported as opposed to the longer term focus the Company is seeking to achieve through its compensation policies. The strong support for the Company’s compensation program evidenced by the stockholders’ 2022 non-binding advisory say on pay vote on compensation in which over 98% of the shares voting on the proposal approved the executive compensation reflected in the Company’s 2022 proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLENO THERAPEUTICS, INC.
Date: July 25, 2022

	By:	/s/ Anish Bhatnagar
Anish Bhatnagar
Chief Executive Officer